SPROTT LOAN	12 Months Ended
Aug. 31, 2022
Sprott Loans [Abstract]
SPROTT LOAN [Text Block]

6. SPROTT LOAN

On August 15, 2019, the Company announced it had entered a senior secured credit facility with Sprott Private Resource Lending II (Collector), LP ("Sprott") and other lenders party thereto (the "Sprott Lenders") pursuant to which the Sprott Lenders advanced the Company $20.0 million in principal (the "Sprott Facility"). The loan was immediately drawn and was originally scheduled to mature on August 14, 2021. Principal amounts of the Sprott Facility outstanding were charged interest at a rate of 11% per annum, compounded monthly. In August 2021 the Company elected to exercise an option to extend the maturity date of $10.0 million in principal by one year. At August 31, 2021, the nominal principal balance outstanding was $9.4 million which was fully repaid during the third fiscal quarter of 2022, bringing the nominal principal balance due as of August 31, 2022 to $Nil. The Company's pledge of its South African assets as security against the Sprott Facility has been fully released.

Scheduled interest payments were made monthly with total interest of $293 paid to Sprott during the year ended August 31, 2022 (August 31, 2021 - $1,590). Effective interest of $378 was recognized during the year ended August 31, 2022 (August 31, 2021 - $2,120). Upon early repayment of the debt, a loss of $279 was recognized during the year ended August 31, 2022 (August 31, 2021 - $189).